                                   EXHIBIT 24

                  POWERS OF ATTORNEY OF DIRECTORS AND CERTAIN
                             OFFICERS OF REGISTRANT

                                                                     EXHIBIT 24


                          DIRECTOR'S POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.

                                /s/ Thomas Gapinski
                                -----------------------------
                                Thomas Gapinski,
                                Director



                                      24-1

                          DIRECTOR'S POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.


                                       /s/ Casimir S. Janiszewski
                                       ----------------------------------
                                       Casimir S. Janiszewski,
                                       Director



                                      24-2

                          DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of June, 1999.

                                       /s/ Conrad C. Kaminski
                                       ------------------------------
                                       Conrad Kaminski,
                                       Director


                                      24-3

                          DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999,


                                            /s/ James Sass
                                            -------------------------
                                            James Sass,
                                            Director



                                      24-4

                          DIRECTOR'S POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

      Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

      The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.


                             /s/ Duane P. Cherek
                             ------------------------------
                             Duane Cherek,
                             Director








                                      24-5

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28 day of June, 1999.

                                              /s/ James Bomberg
                                              ------------------------------
                                              James Bomberg,
                                              Director



                                      24-6

                          DIRECTOR'S POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.

                                          /s/ J. Michael Bartels
                                          -------------------------------
                                          J. Michael Bartels,
                                          Director


                                      24-7

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28 day of June, 1999.

                                            /s/ John Krawczyk
                                            ------------------------------------
                                            John Krawczyk,
                                            Director


                                      24-8

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of June, 1999.

                                                /s/ Robert Donaj
                                                --------------------------------
                                                Robert Donaj,
                                                Director


                                      24-9

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28 day of June, 1999.


                                                  /s/ David Kaczynski
                                                  ------------------------------
                                                  David Kaczynski,
                                                  Director



                                     24-10

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.



                                                   /s/ Longin Prazynski
                                                   ---------------------------
                                                   Longin Prazynski,
                                                   Director


                                     24-11

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of June, 1999.

                                                   /s/ Keith C. Winters
                                                   ----------------------------
                                                   Keith Winters,
                                                   Director


                                     24-12

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including POST-EFFECTIVE amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25 day of June, 1999.


                                         /s/ Gervaise Rose
                                             ---------------------------------
                                             Gervaise Rose,
                                             Director


                                     24-13

                          DIRECTOR'S POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Merchants; and Manufacturers Bancorporation, Inc., a Wisconsin corporation (the "Corporation'% hereby constitutes and appoints Michael J. Murry his true and lawful attorney-in-fact and agent to sip on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Pyramid Bancorp., Inc.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S4 Registration Statement and any and all amendments thereto (including post effective amendments), with power where appropriate to affix the corporate seal of the corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof

              IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of July, 1999.

                                             /s/ Nicholas Logarakis
                                                 -------------------------------
                                                 Nicholas Logarakis,
                                                 Director


                                     24-14